FIRST AMENDMENT

                                       to

                     $250,000,000 REVOLVING CREDIT FACILITY

                                CREDIT AGREEMENT

                                  by and among

                 CHURCHILL DOWNS INCORPORATED, as the Borrower,

                                       and

                           THE GUARANTORS PARTY HERETO

                                       and

                             THE BANKS PARTY HERETO

                                       and

                    PNC BANK, NATIONAL ASSOCIATION, As Agent,

                                       and

                  CIBC OPPENHEIMER CORP., As Syndication Agent.

                                       and

                BANK ONE, KENTUCKY, N.A., As Documentation Agent



                           Dated as of April 30, 1999


        WHEREAS, reference is made to the Credit Agreement dated April 23, 1999 (the "Credit Agreement") described above,

        THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and intending to be legally bound hereby, amend Schedule 5.1.12 (Consents) to add a new paragraph to read as follows:

        Notwithstanding anything to the contrary in the Credit Agreement, the parties acknowledge that prior to the transfer, assignment, change of ownership or interest, foreclosure or realization of any of the Collateral

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

or Mortgages (each as defined in the Credit Agreement) related to Calder, Tropical, or CDMC stock or any transfer, assignment, or change of ownership or interest in Florida pari-mutuel permits or licenses, such transfer, assignment, change of ownership or interest, foreclosure or realization must comply with Florida law, including Chapter 550, Florida Statutes, including, but not limited to Sections 550.054 and 550.1815, Florida Statutes, which may require approval by the Division.

                           [SIGNATURE PAGES TO FOLLOW]

                         [SIGNATURE PAGE 1 OF 3 TO FIRST AMENDMENT]



        IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

                                         BORROWER:

                                         CHURCHILL DOWNS INCORPORATED

                                         By:\s\ Robert L. Decker
                                         Title: Executive Vice President and CFO


                                         GUARANTORS:

                                         CHURCHILL DOWN MANAGEMENT
                                         COMPANY




                                         By:\s\ Robert L. Decker
                                         Title: Vice President and Treasurer

                                         CHURCHILL DOWNS INVESTMENT
                                         COMPANY




                                         By:\s\ Robert L. Decker
                                         Title: President

                                         RACING CORPORATION OF AMERICA




                                         By:\s\ Robert L. Decker
                                         Title: Treasurer

                                         ELLIS PARK RACE COURSE, INC.




                                         By:\s\ Robert L. Decker
                                         Title: Treasurer


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

                  [SIGNATURE PAGE 2 OF 3 TO FIRST ADMENDMENT]

                                         CALDER RACE COURSE, INC.




                                         By:\s\ Robert L. Decker
                                         Title: Vice President and Treasurer


                                         TROPICAL PARK, INC.




                                         By:\s\ Robert L. Decker
                                         Title: Vice President and Treasurer


                                         PNC BANK, NATIONAL ASSOCIATION,
                                               individually and as Agent



                                         By: \s\ Susan C. Snyder
                                         Title:  Vice President


                                         BANK ONE, KENTUCKY, NA




                                         By: \s\ H. Joseph Brenner
                                         Title: Senior Vice President


                                         CIBC INC.



                                         By:
                                         Title:


                                         COMERICA BANK



                                         By: Kathleen Kasperek
                                         Title: Account Officer


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

                          [SIGNATURE PAGE 3 OF 3 TO FIRST AMENDMENT]



                                         FIFTH THIRD BANK



                                         By: \s\ Aubrey L. Hayden, Jr.
                                         Title: Assistant Vice President


                                         NATIONAL CITY BANK OF KENTUCKY



                                         By: \s\ Laura L. Cromer
                                         Title: Vice President


                                         FIRSTAR BANK, N.A.



                                         By: \s\ Toby B. Rau
                                         Title: Assistant Vice President


                                         BANK OF LOUISVILLE



                                         By: \s\Gregory A DeMuth
                                         Title: Senior Vice President


                                         CIVITAS BANK



                                         By: \s\ Dwight Hamilton
                                         Title:Vice President


                                         WELLS FARGO BANK



                                         By: \s\ Virginia Christenson
                                         Title: Relationship Manager


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